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EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Corvas International, Inc.:



         We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the registration statement.



                                                  KPMG LLP

San Diego, California
October 23, 2000